Note 14 - Receivables - Non Current - Components of Receivables Non Current (Details) - USD ($) $ in Thousands		Dec. 31, 2021	Dec. 31, 2020
Trade and other non-current receivables [abstract]
Employee advances and loans		$ 8,117	$ 4,563
Tax credits	[1]	53,210	18,046
Receivables from related parties		61,841	62,790
Legal deposits		9,041	8,600
Advances to suppliers and other advances		9,878	4,803
Receivable Venezuelan subsidiaries		48,659	48,659
Others		15,142	6,842
Trade and other non-current receivables before the allowance for doubtful accounts		$ 205,888	$ 154,303

[1]	Includes approximately $36 million related to PIS and COFINS (Federal Social Contributions on Gross Revenues) tax recovery on Brazilian subsidiaries.